                                                               Exhibit (g)(viii)


                                   SCHEDULE A
                         SHAREHOLDER SERVICES AGREEMENT

FUND                                                                     EFFECTIVE DATE
----                                                                     --------------

A.  Sweep Funds
Schwab Money Market Fund                                                 May 1, 1993

Schwab Government Money Fund                                             May 1, 1993

Schwab Municipal Money Fund-Sweep Shares                                 May 1, 1993

Schwab California Municipal Money Fund-Sweep Shares                      May 1, 1993

Schwab US Treasury Money Fund                                            May 1, 1993

Schwab New York Municipal Money Fund-Sweep Shares                        November 10, 1994

Schwab Government Cash Reserves Fund                                     October 20, 1997

Schwab New Jersey Municipal Money Fund                                   January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                 January 20, 1998

Schwab Florida Municipal Money Fund                                      February 16, 1998


B.  Other Funds
Schwab Value Advantage Money Fund-Investor Shares                        May 1, 1993

Schwab Value Advantage Money Fund-Institutional Shares                   June 14, 2002

Schwab Value Advantage Money Fund-Intermediate Shares                    January 31, 2003

Schwab Institutional Advantage Money Fund                                May 1, 1993

Schwab Retirement Money Fund                                             November 26, 1993

Schwab Municipal Money Fund-Value Advantage Shares                       June 6, 1995

Schwab California Municipal Money Fund-Value Advantage Shares            June 6, 1995

Schwab New York Municipal Money Fund-Sweep Shares-Value Advantage        June 6, 1995
Shares

                                            THE CHARLES SCHWAB FAMILY OF FUNDS

                                            By:    __________________
                                            Name:  Stephen B. Ward
                                            Title: Senior Vice President
                                                   and Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:    __________________
                                            Name:  Randall W. Merk
                                            Title: Executive Vice President


Dated:   ______________________

                                   SCHEDULE C
                         SHAREHOLDER SERVICES AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

             FUND                                                                   FEE
             ----                                                                   ---
A.           Sweep Funds
             Schwab Money Market Fund                                               An annual fee, payable monthly, of
                                                                                    twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily
                                                                                    net assets

             Schwab Government Money Fund                                           An annual fee, payable monthly, of
                                                                                    twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily
                                                                                    net assets

             Schwab Municipal Money Fund-Sweep Shares                               An annual fee, payable monthly, of
             (formerly Schwab Tax-Exempt Money Fund)                                twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily net
                                                                                    assets

             Schwab California Municipal Money Fund-Sweep Shares                    An annual fee, payable monthly, of
             (formerly Schwab California Tax-Exempt Money Fund)                     twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily net
                                                                                    assets

             Schwab US Treasury Money Fund                                          An annual fee, payable monthly, of
                                                                                    twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily
                                                                                    net assets

             Schwab New York Municipal Money Fund-Sweep Shares                      An annual fee, payable monthly, of
             (formerly Schwab New York Tax-Exempt Money Fund)                       twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily net
                                                                                    assets

             Schwab Government Cash Reserves Fund                                   An annual fee, payable monthly, of
                                                                                    twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily
                                                                                    net assets

             Schwab New Jersey Municipal Money Fund                                 An annual fee, payable monthly, of
                                                                                    twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily net
                                                                                    assets

             Schwab Pennsylvania Municipal Money Fund                               An annual fee, payable monthly, of

                                                                                    twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily
                                                                                    net assets

             Schwab Florida Municipal Money Fund                                    An annual fee, payable monthly, of
                                                                                    twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily
                                                                                    net assets

B.           Other Funds
             Schwab Value Advantage Money Fund-Investor Shares                      An annual fee, payable monthly, of
                                                                                    seventeen one-hundredths of one percent
                                                                                    (.17%) of the Fund's average daily net
                                                                                    assets

             Schwab Value Advantage Money Fund-Institutional Shares                 An annual fee, payable monthly, of
                                                                                    seventeen one-hundredths of one percent
                                                                                    (.17%) of the Fund's average daily net
                                                                                    assets

             Schwab Value Advantage Money Fund-Intermediate Shares                  An annual fee, payable monthly, of
                                                                                    seventeen one-hundredths of one percent
                                                                                    (.17%) of the Fund's average daily net
                                                                                    assets

             Schwab Retirement Money Fund                                           An annual fee, payable monthly, of
                                                                                    twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily
                                                                                    net assets

             Schwab Municipal Money Fund-Value Advantage Shares                     An annual fee, payable monthly, of
             (formerly Schwab Tax-Exempt Money Fund)                                seventeen one-hundredths of one percent
                                                                                    (.17%) of the Fund's average daily net
                                                                                    assets

             Schwab California Municipal Money Fund-Value Advantage Shares          An annual fee, payable monthly, of
             (formerly Schwab California Tax-Exempt Money Fund)                     seventeen one-hundredths of one percent
                                                                                    (.17%) of the Fund's average daily net
                                                                                    assets

             Schwab New York Municipal Money Fund-Value Advantage Shares            An annual fee, payable monthly, of
             (formerly Schwab New York Tax-Exempt Money Fund)                       seventeen one-hundredths of one percent
                                                                                    (.17%) of the Fund's average daily net
                                                                                    assets

                             THE CHARLES SCHWAB FAMILY OF FUNDS

                             By:    __________________
                             Name:  Stephen B. Ward
                             Title: Senior Vice President
                                    and Chief Investment Officer

                             CHARLES SCHWAB & CO., INC.

                             By:    __________________
                             Name:  Randall W. Merk
                             Title: Executive Vice President


Dated:   ____________________